UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2023

INVO BIOSCIENCE, INC.

(Exact name of registrant as specified in charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5582 Broadcast Court Sarasota, Florida	34240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 878-9505

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	INVO	OTCMKTS

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Private Placement of Debenture and Warrant

On February 3, 2023 (the “Closing”), INVO Bioscience, Inc. (the “Company”) entered into securities purchase agreement (“Purchase Agreement”) with Peak One Opportunity Fund, LP, an accredited investor (the “Buyer”) for the purchase of (i) a convertible debenture of the Company (the “Debenture”) in the aggregate original principal amount of $300,000 (the “Debenture”) for a purchase price of $270,000, (ii) a warrant (the “Warrant”) to purchase 150,000 shares (the “Warrant Shares”) of the Company’s common stock (“Common Stock”) at an exercise price of $0.75 issued to the general partner of the Buyer, and (iii) 50,000 shares of Common Stock (the “Commitment Shares”) issued to the general partner of the Buyer as an inducement for issuing the Debenture. Carter, Terry, & Company, Inc. acted as placement agent (the “Placement Agent”) in the transaction (the “Private Placement”) for which it received a cash fee of $21,600. The proceeds are being used for working capital and general corporate purposes. The terms of the Private Placement are more fully set forth in Purchase Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference. The Debenture is subject to the terms and conditions of the Debenture attached hereto as Exhibit 4.1 and incorporated herein by reference. The Warrant is subject to the terms and conditions of the Warrant attached hereto as Exhibit 4.2 and incorporated by reference herein.

Pursuant to the Debenture, interest on the Debenture accrues at a rate of eight percent (8%) per annum and is payable on the maturity date of February 3, 2024 (the “Maturity Date”).

All amounts due under the Debenture are convertible at any time after the issuance date, in whole or in part, at the option of the Buyer into Common Stock at a fixed conversion price (the “Conversion Shares”), which is subject to adjustment as summarized below. The Debenture is initially convertible into Common Stock at a fixed price of $0.52 per share. This conversion price is subject to adjustment for stock splits, combinations or similar events and anti-dilution provisions, among other adjustments and is subject to a floor price as described in the Debenture.

The Debenture may not be converted and shares of Common Stock may not be issued under the Debenture if, after giving effect to the conversion or issuance, the Buyer together with its affiliates would beneficially own in excess of 9.99% of the outstanding Common Stock. In addition to the beneficial ownership limitations in the Debenture, the sum of the number of shares of Common Stock that may be issued under that certain equity purchase agreement entered into by the Company and Buyer of even date with the Purchase Agreement, under the Debenture, under the Warrant, and under the Purchase Agreement including the Commitment Shares is limited to 19.99% of the outstanding Common Stock as of the Issuance Date (the “Exchange Cap”, which is equal to 2,436,045 shares of Common Stock, subject to adjustment as described in the Purchase Agreement), unless shareholder approval (as defined in the Purchase Agreement) (“Shareholder Approval”) is obtained by the Company to issue more than the Exchange Cap. The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

The Company may prepay the Debenture at any time in whole or in part by paying a sum of money equal to 105% of the principal amount to be redeemed, together with accrued and unpaid interest.

The Debenture contains customary events of default including but not limited to: (i) failure to make payments when due under the Debenture; (ii) bankruptcy or insolvency of the Company and (iii) failure to seek Shareholder Approval within 60 days after the Exchange Cap is reached. If an event of default occurs, Buyer may require the Company to redeem all or any portion of the Debenture (including all accrued and unpaid interest thereon), in cash.

While any portion of the Debenture is outstanding, if the Company receives cash proceeds of more than $2,000,000.00 (the “Minimum Threshold”) in the aggregate from any source or series of related or unrelated sources, including but not limited to the issuance of equity or debt (except with respect to the issuance of equity or debt to officers and directors of the Company), the exercise of outstanding warrants of the Company for cash, the issuance of securities pursuant to an equity line of credit, or the sale of assets (for the avoidance of doubt, each time that the Company receives cash proceeds from any of the aforementioned sources, then such amount shall be aggregated together), the Company shall, within two (2) business days of Company’s receipt of such proceeds, inform the Buyer of such receipt, following which the Buyer shall have the right in its sole discretion to require the Company to immediately apply up to 50% of all proceeds received by the Company above the Minimum Threshold to repay the outstanding amounts owed under the Debenture. Furthermore, while any portion of the Debenture is outstanding, if the Company receives cash proceeds from the issuance of securities pursuant to an Equity Line of Credit (as defined in the Debenture) prior to the Minimum Threshold being reached, the Company shall, within two (2) business days of Company’s receipt of such proceeds, inform the Buyer of such receipt, following which the Buyer shall have the right in its sole discretion to require the Company to immediately apply up to 25% of all such proceeds received by the Company to repay the outstanding amounts owed under the Debenture (for the avoidance of doubt, once the Minimum Threshold has been reached, the application percentage of proceeds shall increase to 50%).

The Company entered into a Registration Rights Agreement with the Buyer on February 3, 2023 (the “Registration Rights Agreement”). Pursuant to the terms of Registration Rights Agreement, the Company has agreed to file with the Securities and Exchange Commission (the “SEC”) an initial Registration Statement on Form S-3 (or Form S-1 if S-3 is not available) covering the resale of all of the Registrable Securities (as defined in the Registration Rights Agreement), provided that such initial Registration Statement shall register for resale at least the number of shares of Common Stock equal to 100% of the maximum number of shares issuable upon conversion of the Debenture and exercise of the Warrant . The filing of such initial Registration Statement is to occur within 90 days of February 3, 2023. The Registration Rights Agreement is subject to the terms and conditions of the Registration Rights Agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

The Company entered into an irrevocable letter with its transfer agent (the “TA Letter”) on February 3, 2023, which TA Letter provides for, among other things that the Company’s transfer agent reserve sufficient conversion shares and warrant shares for conversion of the Debenture and Exercise of the Warrant, which reserve shall initially be 1,453,847 shares of Common Stock. The TA Letter is subject to the terms and conditions of the TA Letter attached hereto as Exhibit 10.3 and incorporated herein by reference.

Equity Purchase Agreement

On February 3, 2023, the Company entered into an Equity Purchase Agreement (the “Agreement”) and Registration Rights Agreement (the “Registration Rights Agreement”) with Buyer pursuant to which the Company has the right, but not the obligation, to direct Buyer to purchase up to $10.0 million (the “Maximum Commitment Amount”) of shares of Common Stock, in multiple tranches. Further, under the Agreement and subject to the Maximum Commitment Amount, the Company has the right, but not the obligation, to submit Put Notices (as defined in the Agreement) to the Buyer to purchase shares of Common Stock (i) in a minimum amount of not less than $25,000 and (ii) in a maximum amount of up to the lesser of (a) $750,000 or (b) 200% of the Average Daily Trading Value (as defined in the Agreement) of the Common Stock. The Company intends to use the proceeds received under the Agreement for working capital and general corporate purposes.

Pursuant to the Agreement, the Company agreed, among other things, to file a registration statement registering the shares of Common Stock issuable to Buyer under the Agreement for resale (the “Registration Statement”) with the SEC within 90 calendar days of the date of the Agreement, as more specifically set forth in the Registration Rights Agreement.

The obligation of Buyer to purchase shares of Common Stock pursuant to the Agreement ends on the earlier of (i) the date on which Buyer shall have purchased shares of Common Stock pursuant to the Agreement equal to the Maximum Commitment Amount, (ii) 24 months after the date of the Agreement (February 3, 2025), (iii) written notice of termination by the Company to Buyer (subject to certain restrictions set forth in the Agreement), (iv) the date that the Registration Statement is no longer effective after the initial effective date of the Registration Statement, or (v) the date that the Company commences a voluntary case or any person or entity commences a proceeding against the Company pursuant to or within the meaning of federal or state bankruptcy law, a custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors (the “Commitment Period”).

During the Commitment Period, the price that Buyer will pay to purchase the shares of Common Stock that it is obligated to purchase under the Agreement shall be 97% of the Market Price, which is defined as the lesser of (i) the lowest closing price of our Common Stock during the 7 trading day-period following the clearance date associated with the applicable Put Notice or (ii) the lowest closing bid price of the Common Stock on the principal trading market for the Common Stock (currently, the Nasdaq Capital Market) on the trading day immediately preceding a put date.

The Company shall not affect any sales of the put shares under the Agreement and the Buyer shall not have the obligation to purchase put shares under the Agreement to the extent (but only to the extent) that after giving effect to such purchase and sale the aggregate number of put shares and the 150,000 shares of Common Stock issued as a commitment fee for the Agreement (the “Commitment Shares”) plus the Common Stock issued pursuant to that certain securities purchase agreement entered into by the Company and Buyer on February 3, 2023 (the “Securities Purchase Agreement”), Common Stock issued pursuant to the Debenture (as defined in the Securities Purchase Agreement), and Common Stock issued pursuant to the Warrant (as defined in the Securities Purchase Agreement), would exceed 19.99% of the outstanding Common Stock as of the date of this Agreement which number of shares shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under applicable rules of the Principal Market (as defined in the Agreement) (the “Exchange Cap”, which is equal to 2,436,045 shares of Common Stock, subject to appropriate adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the Common Stock); provided further that, the Exchange Cap will not apply if the Company’s stockholders have approved issuances in excess of the Exchange Cap in accordance with the rules of the Principal Market. Notwithstanding the foregoing, the Exchange Cap shall not be applicable for any purposes of the Agreement and the transactions contemplated hereby, solely to the extent that (and only for so long as) the Purchase Price for all puts under the Agreement shall equal or exceed the Minimum Price (as defined below) (it being hereby acknowledged and agreed that the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all other times during the term of this Agreement, unless the stockholder approval referred to in above is obtained). “Minimum Price” shall mean the lower of (i) the official closing price of the Common Stock on the Principal Market (as reflected on Nasdaq.com) on the trading day immediately preceding the date of this Agreement and (ii) the average official closing price of the Common Stock on the Principal Market (as reflected on Nasdaq.com) for the five (5) consecutive trading days ending on the Trading Day immediately preceding the date of this Agreement (in each case, subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock splits, or other similar transaction that occurs on or after the date of the Agreement),

The Agreement and the Registration Rights Agreement contain customary representations, warranties, agreements, and conditions to completing future sale transactions, indemnification rights, and obligations of the parties. Among other things, Buyer represented to the Company, that it was an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended).

The foregoing descriptions of the Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 10.4 and 10.5, respectively. The representations, warranties, and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

Item 2.03 Creation of a Direct Financial Obligation or a Obligation under an Off-Balance Sheet Arrangement of a Registration

The information set forth in Item 1.01 related to the issuance of the Debenture is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities

The information set forth in Item 1.01 is incorporated herein by reference. The issuances described under Item 1.01 were exempt pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended and/or Rule 506 of Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Debenture
4.2	Warrant
10.1	Securities Purchase Agreement dated February 3, 2023 (Debenture and Warrant).
10.2	Registration Rights Agreement dated February 3, 2023 (Debenture and Warrant).
10.3	TA Letter dated February 3, 2023.
10.4	Equity Purchase Agreement dated February 3, 2023.
10.5	Registration Rights Agreement dated February 3, 2023 (Equity Purchase Agreement).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVO BIOSCIENCE, INC.

	By:	/s/ Steven Shum
	Name:	Steven Shum
	Title:	Chief Executive Officer

Dated February 9, 2023